UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        05-08-03
                                                 -----------------------


                                   Rapidtron, Inc.
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                 000-31713                 88-0455472
----------------------------  -------------------  -----------------------------
(State or other jurisdiction     (Commission              (IRS Employer
     of incorporation            File Number)           Identification No.)


      3151 Airway Avenue, Costa Mesa, California          92626-4627
      ------------------------------------------  ------------------------------
       (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code     949-798-0652
                                                          ----------------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of business acquired

On May 8, 2003, we closed the acquisition of Rapidtron, Inc., a Delaware corporation, pursuant to the terms and conditions of the Agreement and Plan of Merger, dated January 17, 2003, as amend on March 31, 2003. Pursuant to Item 7 of the related Form 8-K filed on May 23, 200, the Company indicated it would file certain financial information within sixty (60) days. This Amendment No. 1 is filed to provide such financial information.

The following financial statements of Rapidtron, Inc., a Delaware corporation, are filed as required by Rule 3.05(b) of Regulation S-X, as promulgated pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act"):


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A.   Balance Sheets as of December 31, 2002 (audited) and March 31, 2003
     (unaudited).
B. Statements of Operations for the years ended December 31, 2002 and 2001 (audited), and for the Three Months Ended March 31, 2003 and 2002 (unaudited).
C. Statements of Shareholders' Deficit for the years ended December 31, 2002 and 2001 (audited).
D. Statements of Cash Flows for the years ended December 31, 2002 and 2001 and for the Three Months Ended March 31, 2003 and 2002 (unaudited).
E.   Notes to Financial Statements for the year ended December 31, 2002
     (audited).

(c)  Exhibits

     The following exhibits are included as part of this report:

99.1 Financial Statements of Rapidtron, Inc., a Delaware corporation, for the years ended December 31, 2002 and 2001 (audited) and the Three Months Ended March 31, 2003 and 2002 (unaudited).


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RAPIDTRON, INC., a Nevada corporation

Date:  June 4, 2003                     By: /s/ John Creel
                                        ----------------------------------------
                                        John Creel,
                                        Chief Executive Officer

                                        By: /s/ Steve Meineke
                                        ----------------------------------------
                                        Steve Meineke,
                                        Principal Financial Officer


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